PRESS RELEASE
JetBlue Names Warren Christie Chief Operating Officer
President & COO Joanna Geraghty Transitions to CEO, Effective February 12, 2024
NEW YORK (January 29, 2024) – JetBlue Airways (NASDAQ: JBLU) today announced the promotion of Warren Christie to chief operating officer effective February 12, 2024, concurrent with the previously announced transition of current president and chief operating officer Joanna Geraghty to the role of chief executive officer. Christie will report to Geraghty.
“I’m thrilled that my first leadership appointment is to promote Warren into the role of chief operating officer, where he will help lead our teams in our effort to improve reliability and restore profitability in our airline,” said Geraghty. “With 35 years of aviation experience – 21 of those at JetBlue – he is well positioned to help us tackle the unique challenges we face while continuing to lead with safety as a core element of our culture.”
Christie currently serves as head of safety, security, fleet operations, airports and JetBlue University. In his newly expanded role, Christie will lead the airline’s day-to-day operational performance assuming responsibility for the airline’s safe and reliable operations, overseeing JetBlue’s airports, flight ops, inflight experience, safety, security, system operations, and technical operations functions, as well as JetBlue University’s training academy.
Christie said: “JetBlue has a beloved brand and culture, and to keep customers coming back we must run a reliable operation and deliver on JetBlue’s award-winning service consistently. I will work to ensure our frontline crewmembers have the right systems, resources, and tools to support their continued success.”
Christie has a robust aviation career spanning 30+ years. After graduating from the University of Notre Dame in 1988, he was commissioned as an Officer in the United States Navy where he piloted the F/A-18 Hornet. He served as a Naval Aviator and instructed at the Navy Fighter Weapons School (TOPGUN) where he led staff and student training and was responsible for the design of the graduate level strike-fighter tactics training curriculum.
Christie joined JetBlue in 2003 holding a variety of roles of increasing responsibility, including vice president, operations planning and training; vice president, JetBlue University; senior vice president, safety, security, and air operations; senior vice president, regulatory and training; and senior vice president, safety, security, fleet operations, airports and JetBlue University.
About JetBlue
JetBlue is New York's Hometown Airline®, and a leading carrier in Boston, Fort Lauderdale-Hollywood, Los Angeles, Orlando and San Juan. JetBlue, known for its low fares and great service, carries customers to more than 100 destinations throughout the United States, Latin America, the Caribbean, Canada and Europe. For more information and the best fares, visit jetblue.com.
Cautionary Language Regarding Forward-Looking Information
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this press release may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “expects,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “goals,” “targets” or the negative of these terms or other similar expressions. Additionally, forward-looking statements include statements that do not relate solely to historical facts,

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such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements contained in this press release include, without limitation, statements regarding executive transitions. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, the occurrence of any event, change or other circumstances, including outcomes of legal proceedings, that could give rise to the right of JetBlue or Spirit or either party to terminate the Merger Agreement; risks related to the long-term nature of our fleet order book; volatility in fuel prices and availability of fuel; increased maintenance costs associated with fleet age; costs associated with salaries, wages and benefits; risks associated with a potential material reduction in the rate of interchange reimbursement fees; risks associated with doing business internationally; our reliance on high daily aircraft utilization; our dependence on the New York metropolitan market; risks associated with extended interruptions or disruptions in service at our focus cities; risks associated with airport expenses; risks associated with seasonality and weather; our reliance on a limited number of suppliers for our aircraft, engines, and our Fly-Fi® product; risks related to new or increased tariffs imposed on commercial aircraft and related parts imported from outside the United States; the outcome of legal proceedings with respect to our NEA with American Airlines and our wind-down of the NEA; failure to obtain certain governmental approvals necessary to consummate the Merger; the outcome of the lawsuit filed by the Department of Justice and certain state Attorneys General against us and Spirit related to the Merger; risks associated with failure to consummate the Merger in a timely manner or at all; risks associated with the pendency of the Merger and related business disruptions; indebtedness following consummation of the Merger and associated impacts on business flexibility, borrowing costs and credit ratings; the possibility that JetBlue may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all; challenges associated with successful integration of Spirit's operations; expenses related to the Merger and integration of Spirit; the potential for loss of management personnel and other key crewmembers as a result of the Merger; risks associated with effective management of the combined company following the Merger; risks associated with JetBlue being bound by all obligations and liabilities of the combined company following consummation of the Merger; risks associated with the integration of JetBlue and Spirit workforces, including with respect to negotiation of labor agreements and labor costs; the impact of the Merger on JetBlue’s earnings per share; risks associated with cybersecurity and privacy, including potential disruptions to our information technology systems or information security breaches; heightened regulatory requirements concerning data security compliance; risks associated with reliance on, and potential failure of, automated systems to operate our business; our inability to attract and retain qualified crewmembers; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; reputational and business risk from an accident or incident involving our aircraft; risks associated with damage to our reputation and the JetBlue brand name; our significant amount of fixed obligations and the ability to service such obligations; our substantial indebtedness and impact on our ability to meet future financing needs; financial risks associated with credit card processors; restrictions as a result of our participation in governmental support programs under the CARES Act, the Consolidated Appropriations Act, and the American Rescue Plan Act; risks associated with seeking short-term additional financing liquidity; failure to realize the full value of intangible or long-lived assets, causing us to record impairments; risks associated with disease outbreaks or environmental disasters affecting travel behavior; compliance with environmental laws and regulations, which may cause us to incur substantial costs; the impacts of federal budget constraints or federally imposed furloughs; impact of global climate change and legal, regulatory or market response to such change; increasing attention to, and evolving expectations regarding, environmental, social and governance matters; changes in government regulations in our industry; acts of

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war or terrorism; and changes in global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel.
Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed or incorporated by reference in this press release, could cause our results to differ materially from those expressed in the forward-looking statements. Further information concerning these and other factors is contained in JetBlue's filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2022, as updated by our other SEC filings, including our Annual Report on Form 10-K for the year ended December 31, 2023, to be filed with the SEC. In light of these risks and uncertainties, the forward-looking events discussed in this press release might not occur. Our forward-looking statements speak only as of the date of this press release. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.
Contact
JetBlue Corporate Communications
Tel: +1.718.709.3089
corpcomm@jetblue.com